                          SECURITIES AND EXCHANGE COMMISSION
                                 Washington, DC 20549


                             ----------------------------
                                      FORM 8-K/A

                                  Amendment No. 2 to
                    Current Report Pursuant to Section 13 or 15(d)
                        of the Securities Exchange Act of 1934

                           Date of Report (Date of earliest
                          event reported:)  January 2, 1996

                             ----------------------------


                                  NASH-FINCH COMPANY
                (Exact name of Registrant as specified in its charter)


    DELAWARE                         0-785                 41-0431960
    (State of Incorporation)       (Commission file     (I.R.S. Employer
                                     number)              Identification No.)

    7600 FRANCE AVENUE SOUTH
        P. O . BOX 355
     MINNEAPOLIS, MINNESOTA                                  55440-0355
     (Address of principal                                   (Zip Code)
       executive offices)


          Registrant's telephone number, including area code  (612) 832-0534

                             ----------------------------

The undersigned registrant hereby amends the following items, financial statements, exhibits, or other portions of its Current Report on Form 8-K/A as set forth herein:

Item 7 of the registrant's Current Report on Form 8-K/A dated January 2, 1996 and filed with the Commission on March 18, 1996 is hereby amended to include the financial statements and pro forma financial information indicated in Item 7 below.

Item 7.  Financial Statements and Exhibits

(a) FINANCIAL STATEMENTS OF BUSINESS ACQUIRED

    Auditor's Report dated February 2, 1996

                                     [LETTERHEAD]
                              GOODMAN & COMPANY, L.L.P.

                            REPORT OF INDEPENDENT AUDITORS


The Directors and Stockholders
MILITARY DISTRIBUTORS OF VIRGINIA, INC.
Norfolk, Virginia


    We have audited the accompanying balance sheets of MILITARY DISTRIBUTORS OF VIRGINIA, INC. as of December 31, 1995 and 1994, and the related statements of income, stockholders' equity and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatements. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of MILITARY DISTRIBUTORS OF VIRGINIA, INC., as of December 31, 1995 and 1994, and the results of its operations and its cash flows for the years then ended in conformity with generally accepted accounting principles.

    As discussed in Note 9, substantially all of the assets of the Company were sold on January 2, 1996.


                                                   /s/ Goodman & Company, L.L.P.
One Commercial Place
Norfolk, Virginia
February 2, 1996

                                                                             -1-

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(b)  PRO FORMA FINANCIAL INFORMATION


    Unaudited condensed pro forma combined Statement of Income of Nash Finch Company and Military Distributors of Virginia, Inc. for the nine months ended October 7, 1995

    Unaudited condensed pro forma combined Statement of Income of Nash Finch Company and Military Distributors of Virginia, Inc. for the fiscal year ended December 31, 1994

              UNAUDITED CONDENSED PRO FORMA COMBINED STATEMENT OF INCOME
                      For the Nine Months Ended October 7, 1995
                        (In thousands except per share amount)


                                                  Historical
                                         ---------------------------------
                                                         Military
                                         Nash Finch      Distributors                    Pro Forma
                                          Company        of Virginia        Combined     Adjustments     Pro Forma
                                         ----------    ---------------      --------     -----------     ---------
Total sales and revenues                 $2,218,937            296,676     2,515,613            -        2,515,613

Cost and Expenses:
  Cost of sales                           1,895,516            277,154     2,172,670            -        2,172,670
  Selling, general and administrative
   and other operating expenses             269,267             12,624       281,891          2,185(1)     284,076
  Depreciation and amortization              22,594                493        23,087             64(2)      23,151
  Interest expense                            8,715              1,137         9,852          3,585(3)      13,437
                                         ----------          ---------    ----------        -------     ----------
    Total costs and expenses              2,196,092            291,408     2,487,500          5,834      2,493,334

    Earnings before income taxes             22,845              5,268        28,113         (5,834)        22,279

Income taxes                                  9,252                257         9,509           (597)(4)      8,912
                                         ----------          ---------    ----------        -------     ----------


    Net earnings                         $   13,593              5,011        18,604         (5,237)        13,367
                                         ----------          ---------    ----------        -------     ----------
                                         ----------          ---------    ----------        -------     ----------

Earnings per share                                                                                           $1.23
                                                                                                        ----------
                                                                                                        ----------

Weighted average number of common shares outstanding                                                        10,875
                                                                                                         ----------
                                                                                                         ----------

______________________________________

See accompanying notes to unaudited pro forma financial statements

              UNAUDITED CONDENSED PRO FORMA COMBINED STATEMENT OF INCOME
                     For the Fiscal Year Ended December 31, 1994
                        (In thousands except per share amount)

                                                Historical
                                       ---------------------------------
                                                         Military
                                       Nash Finch      Distributors                     Pro Forma
                                        Company        of Virginia         Combined     Adjustments     Pro Forma
                                       ----------    ---------------       --------     -----------     ---------
Total revenues                         $2,832,000            351,337      3,183,337            -        3,183,337

Cost and expenses:
  Cost of sales                         2,410,292            327,032      2,737,324            -        2,737,324
  Selling, general and administrative,
   and other operating expenses           352,683             15,366        368,049          2,839(1)     370,888
  Depreciation and amortization            31,831                614         32,445             83(2)      32,528
  Interest expense                         11,384                761         12,145          5,456(3)      17,601
                                       ----------          ---------     ----------        -------     ----------
    Total costs and expenses            2,806,190            343,773      3,149,963          8,378      3,158,341

    Earnings before income taxes           25,810              7,564         33,374         (8,378)        24,996

Income taxes                               10,330               -            10,330           (332)(4)      9,998
                                       ----------          ---------     ----------        -------     ----------


    Net earnings                       $   15,480              7,564         23,044         (8,046)        14,998
                                       ----------          ---------     ----------        -------     ----------
                                       ----------          ---------     ----------        -------     ----------

Earnings per share                                                                                          $1.38
                                                                                                       ----------
                                                                                                       ----------

Weighted average number of common shares outstanding                                                       10,873
                                                                                                       ----------
                                                                                                       ----------


______________________________________

See accompanying notes to unaudited pro forma financial statements

    Notes to Unaudited Condensed Pro Forma Combined Statements of Income
For the the Nine Months ended October 7, 1995 and Fiscal Year Ended December 31, 1994.

1. Amortization expense related to purchase price in excess of fair market value of net assets acquired. Expense is based on a straight line amortization over 15 years.

2. Additional depreciation resulting from the write up of property, plant and equipment to fair market value.

3. Interest expense for approximately $57.0 million in additional bank debt used to fund the acquisition.

4.  Adjust income taxes to reflect an estimated effective tax rate of 40%.

                                      SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                  NASH-FINCH COMPANY
                                  ------------------
                                      Registrant


Date:    October 18, 1996                        By: /s/ Lawrence A. Wojtasiak
                                                 -----------------------------
                                                 LAWRENCE A.  WOJTASIAK
                                                 CONTROLLER